UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2011

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15997	95-4783236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard, Suite 6000 West

Santa Monica, California 90404

(Address of principal executive offices) (Zip Code)

(310) 447-3870

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On June 1, 2011, Entravision Communications Corporation (the “Company”) entered into new employment agreements with each of Walter F. Ulloa, pursuant to which he will continue to serve as the Company’s Chairman and Chief Executive Officer, and Philip C. Wilkinson, pursuant to which he will continue to serve as the Company’s President and Chief Operating Officer. These agreements, each effective as of January 1, 2011, replace similar agreements with Messrs. Ulloa and Wilkinson, which agreements were effective as of August 2005. Messrs. Ulloa and Wilkinson are each referred to herein as an “Executive”.

The agreement with each Executive provides for an initial base salary of $767,000 per year for the term of his respective agreement, which ends on December 31, 2013. Each Executive’s base salary shall be reviewed annually by the Compensation Committee and, in that committee’s discretion, the base salary may be increased for subsequent years of the term of the agreement.

Each Executive is eligible to receive an annual bonus of up to 100% of his then-applicable base salary pursuant to such factors, criteria or annual bonus plan(s) of the Company as determined by the Compensation Committee from time to time.

Each Executive is also eligible to receive grants of stock options, restricted stock and other grants under the Company’s 2004 Equity Incentive Plan, or any successor plan thereto, on the same terms as the Company’s other executive officers.

If an Executive’s employment is terminated by the Company without cause or is a constructive termination without cause, such Executive will be entitled to receive: (i) all accrued salary and bonuses through the date of termination; (ii) a lump sum severance payment in an amount equal to two times the sum of (x) his then-current base salary, plus (y) his average annual bonus for the three years preceding such termination; (iii) continuation of all benefit coverage for a period of two years after such termination; (iv) immediate vesting of, and the lapse of all restrictions applicable to, all unvested stock options and any other equity incentives that vest solely based on the passage of time granted to such Executive and outstanding immediately prior to the such termination; and (v) vesting of any performance based equity incentives awarded to such Executive and outstanding immediately prior to the such termination, such vesting to occur in accordance with the terms of their applicable award agreements and plans determined as if such Executive’s employment with the Company had not terminated. If a termination without cause follows a change of control of the Company or is initiated by the Executive for good reason, as specified in the agreement, such Executive shall be entitled to receive the amounts specified in the first sentence of this paragraph; provided, however, that in lieu of the amount specified in clause (ii) of such sentence, the Executive shall be entitled to receive a lump sum severance payment in an amount equal to three times the sum of (x) his then-current base salary, plus (y) his average annual bonus for the three years preceding such termination.

If an Executive’s employment is terminated by the Company for cause, all payments under such Executive’s agreement shall cease, except for his base salary to the extent already accrued.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 26, 2011, the Company held its annual meeting of stockholders (the “Annual Meeting”). As of the record date of April 12, 2011, there were a total of 53,506,269 shares of Class A common stock and 22,188,161 shares of Class B common stock issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 47,736,143 shares of Class A common stock and 22,188,161 shares of Class B common stock were present in person or by proxy, representing a quorum.

At the Annual Meeting, the Company’s stockholders: (i) elected each of the six persons listed below under “Election of Directors” to serve as a director of the Company until the next annual meeting of stockholders; (ii) ratified the appointment of McGladrey & Pullen, LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2011; (iii) approved an advisory non-binding resolution relating to executive compensation; and (iv) voted on an advisory non-binding proposal on the frequency of an advisory non-binding vote relating to executive compensation. The results of the voting at the Annual Meeting on each such matter are set forth below.

1. Election of Directors

Name	For	Withheld	Broker Non-Votes
Walter F. Ulloa	245,237,836	8,858,428	15,521,489
Philip C. Wilkinson	242,987,836	11,108,428	15,521,489
Paul A. Zevnik	236,041,077	18,055,187	15,521,489
Darryl B. Thompson	249,862,246	4,234,018	15,521,489
Esteban E. Torres	249,553,460	4,542,804	15,521,489
Gilbert R. Vasquez	250,102,058	3,994,206	15,521,489

2. Ratification of the appointment of McGladrey & Pullen, LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2011:

Votes For	266,046,629
Votes Against	134,431
Abstentions	3,436,693

3. Approval of Executive Compensation (Non-Binding Advisory Resolution):

Votes For	249,630,089
Votes Against	389,201
Abstentions	4,076,974

4. Frequency of Vote to Approve Executive Compensation (Non-Binding Advisory Vote):

1 Year	17,324,067
2 Years	15,588
3 Years	232,774,723
Abstentions	3,981,886

A majority of the votes cast by stockholders voted, on an advisory basis, to hold an advisory vote on executive compensation every three years. Consistent with the stockholders’ recommendation at the Annual Meeting, on May 26, 2011, following the Company’s Annual Meeting, the Board of Directors of the Company determined that the Company will hold an advisory vote on named executive compensation every three years until the next required advisory vote on the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Employment Agreement effective as of January 1, 2011 by and between the registrant and Walter F. Ulloa.

10.2	Employment Agreement effective as of January 1, 2011 by and between the registrant and Philip C. Wilkinson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRAVISION COMMUNICATIONS CORPORATION

Date: June 2, 2011	By:	/s/ Walter F. Ulloa
Walter F. Ulloa
Chairman and Chief Executive
Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Employment Agreement effective as of January 1, 2011 by and between the registrant and Walter F. Ulloa

10.2	Employment Agreement effective as of January 1, 2011 by and between the registrant and Philip C. Wilkinson